 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES EARNINGS FOR THE THIRD QUARTER

October 21, 2010-Honesdale, PA

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank announced earnings for the three months ended September 30, 2010 of $1,890,000.  This represents an increase of $115,000, or 6.5%, over the $1,775,000 earned in the third quarter of 2009.  Earnings per share (fully diluted) were $.68 in the 2010 period, increasing from the $.64 earned in the similar period of last year.  Annualized return on average assets for the three months ended September 30, 2010 was 1.39% with an annualized return on average equity of 10.98%.  Net income for the nine months ended September 30, 2010 totaled $5,505,000, which is $244,000, or 4.6% higher than the similar period of 2009.  Earnings per share (fully diluted) for the nine months ended September 30, 2010 totaled $1.99 per share compared to $1.92 per share in the 2009 period.

Total assets as of September 30, 2010 were $534.6 million with loans receivable of $358.4 million, deposits of $398.7 million and stockholders’ equity of $68.4 million.  Total assets have increased $19.7 million during the twelve months ended September 30, 2010.

Loans receivable decreased $1.1 million from September 30, 2009 due to the sale of fixed rate residential mortgage loans.  The commercial loan portfolio, principally real estate related, increased $5.0 million, while installment loans decreased $2.2 million.  During the twelve month period ending September 30, 2010, the Company experienced a significant volume of residential mortgage activity but sold $10.6 million of fixed-rate residential mortgages, principally with 30 year terms, for purposes of interest rate risk management.  As a result, mortgage loans outstanding decreased $3.9 million for the period.

Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $4,399,000 and represented .82% of total assets as of September 30, 2010 compared to $5,407,000 and 1.02% of assets as of December 31, 2009 and $3,739,000 or .73% of total assets as of September 30, 2009.  Net charge-offs were $158,000 for the quarter and totaled $670,000 for the nine months ended September 30, 2010 compared to $51,000 and $155,000, respectively, for the similar periods in 2009.  The provision for loan losses totaled $250,000 and $730,000 for the three and nine month periods ended September 30, 2010, respectively, compared to $140,000 and $585,000, respectively, for the similar periods in 2009.  The allowance for loan losses totaled $5,513,000 as of September 30, 2010 and represented 1.54% of total loans, increasing from $4,663,000 as of September 30, 2009 and 1.30% of total loans.

For the three months ended September 30, 2010, net interest income, on a fully taxable equivalent basis (fte), totaled $5,192,000, which represents an increase of $219,000, or 4.4%, compared to $4,973,000 for the similar period in 2009.  Net interest margin (fte) for the 2010 period was 4.03% compared to 4.07% for the similar period in 2009.  The decrease in net interest margin was principally due to growth in lower yielding assets such as interest bearing deposits with banks as well as reduced yields on new investment security purchases.  This was partially offset by a decrease of 56 basis points in the cost of funds.  Net interest income (fte) for the nine months ended September 30, 2010 totaled $15,461,000, an increase of $624,000, or 4.2%, over the similar period in 2009.  Net interest margin (fte) year to date for the 2010 period was 4.05% compared to 4.08% in 2009.

Other income for the three months ended September 30, 2010 totaled $1,035,000 compared to $1,018,000 for the similar period in 2009.  The increase was principally due to increased gains on the sales of investment securities and a higher level of income from fiduciary activities.  These increases helped to offset a reduced level of service charges on deposits.  For the nine months ended September 30, 2010, other income totaled $3,053,000 compared to $3,467,000 in the 2009 period.  The 2010 period includes $208,000 in gains and servicing rights on the sale of $10.5 million of residential mortgage loans compared to $296,000 in similar gains on sales of $21.6 million of mortgage loans in the 2009 period.  Gains on the sales of investment securities totaled $380,000 on sales of $23.8 million for the 2010 period compared to $423,000 on sales of $14.7 million in the 2009 period.  The proceeds from investment securities sales were reinvested to provide current period income and to add protection from rising interest rates.  The Company also had a $150,000 gain on the sale of deposits related to a branch closure, in the 2009 period.

Other expenses totaled $3,112,000 for the three months ended September 30, 2010, compared to $3,174,000 in the similar period of 2009.  The decrease was principally related to a lower level of foreclosed real estate costs which totaled $3,000 in the 2010 period and $130,000 for the 2009 period.  For the nine months ended September 30, 2010, other expenses total $9,448,000 compared to $9,769,000 for the similar period in 2009, a decrease of $321,000 due to reduced FDIC assessments related to a special one-time assessment incurred in 2009 and a lower level of foreclosed real estate owned costs which totaled $32,000 in the 2010 period and $148,000 in 2009.

Mr. Critelli commented, “Even though we are operating in a very challenging environment, we believe the Company had a very solid first three quarters of 2010.  Our core earnings are strong, net interest margin remains close to 4.00% and our capital levels are at the top of our peer group.  However, our economy continues to experience a high unemployment rate and a soft real estate market.  These factors will continue to have a negative impact on our customers throughout 2010 and into 2011.  Though we see near term pressure, we believe that we are well positioned to take advantage of the opportunities available as the economy rebounds.”

Norwood Financial Corp., through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements. The foregoing material may contain forward-looking statements.  We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements.  Those risks and uncertainties include changes in federal and state laws, changes in the absolute and relative levels of interest rates, the ability to control costs and expenses, demand for real estate, general economic conditions and the effectiveness of governmental responses thereto.  Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which are non-GAAP financial measures.  Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of interest income and net interest income on a tax–equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

	Three months ended		Nine months ended
(dollars in thousands)	September 30,		September 30,
	2010	2009	2010	2009
Net interest income	$4,919	$4,766	$14,748	$14,282
Tax equivalent basis adjustment using 34% marginal tax rate	273	207	713	555
Net interest income on a fully taxable equivalent basis	$5,192	$4,973	$15,461	$14,837

Contact:	William S. Lance
Senior Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	September 30
	2010	2009
ASSETS
Cash and due from banks	$9,057	$8,769
Federal funds sold	3,000	3,000
Interest-bearing deposits with banks	7,696	280
Cash and cash equivalents	19,753	12,049

Securities available for sale	139,308	126,349
Securities held to maturity, fair value 2010: $177 and 2009: $725	169	708
Loans receivable (net of unearned Income)	358,354	359,482
Less: Allowance for loan losses	5,513	4,663
Net loans receivable	352,841	354,819
Investment in FHLB Stock, at cost	3,538	3,538
Bank premises and equipment, net	5,012	5,258
Bank owned life insurance	8,161	8,329
Foreclosed real estate owned	748	562
Accrued interest receivable	2,342	2,315
Other assets	2,685	940
TOTAL ASSETS	$534,557	$514,867

LIABILITIES
Deposits:
Non-interest bearing demand	$66,331	$63,600
Interest-bearing	332,321	319,263
Total deposits	398,652	382,863
Short-term borrowings	24,530	19,553
Other borrowings	38,000	43,000
Accrued interest payable	1,652	2,365
Other liabilities	3,280	3,350
TOTAL LIABILITIES	466,114	451,131

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2,840,872	284	284
Surplus	9,815	9,782
Retained earnings	57,642	53,430
Treasury stock, at cost: 2010: 79,977 shares, 2009: 78,089 shares	(2,437)	(2,420)
Accumulated other comprehensive income	3,139	2,660
TOTAL STOCKHOLDERS' EQUITY	68,443	63,736

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$534,557	$514,867

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30		Nine Months Ended September 30
	2010	2009	2010	2009
INTEREST INCOME
Loans receivable, including fees	$5,266	$5,382	$15,894	$16,095
Securities	1,115	1,297	3,477	4,010
Other	14	1	43	8
Total Interest income	6,395	6,680	19,414	20,113

INTEREST EXPENSE
Deposits	1,031	1,433	3,332	4,354
Short-term borrowings	26	60	87	229
Other borrowings	419	421	1,247	1,248
Total Interest expense	1,476	1,914	4,666	5,831
NET INTEREST INCOME	4,919	4,766	14,748	14,282
PROVISION FOR LOAN LOSSES	250	140	730	585
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,669	4,626	14,018	13,697

OTHER INCOME
Service charges and fees	587	614	1,680	1,854
Income from fiduciary activities	121	99	300	263
Net realized gains on sales of securities	161	90	380	423
Gains on sale of loans and servicing rights	3	42	208	296
Gain on sale of deposits	0	0	0	150
Other	163	173	485	481
Total other income	1,035	1,018	3,053	3,467

OTHER EXPENSES
Salaries and employee benefits	1,657	1,611	4,844	4,820
Occupancy, furniture and equipment	388	367	1,190	1,231
Data processing related	195	194	607	593
Taxes, other than income	77	139	374	414
Professional Fees	81	100	358	302
FDIC Insurance assessment	121	133	357	617
Foreclosed real estate owned	3	130	32	148
Other	590	500	1,686	1,644
Total other expenses	3,112	3,174	9,448	9,769

INCOME BEFORE TAX	2,592	2,470	7,623	7,395
INCOME TAX EXPENSE	702	695	2,118	2,134
NET INCOME	$1,890	$1,775	$5,505	$5,261

Basic earnings per share	$0.68	$0.64	$1.99	$1.92

Diluted earnings per share	$0.68	$0.64	$1.99	$1.90

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2010	2009

Net interest income	$4,919	$4,766
Net income	1,890	1,775

Net interest spread (fully taxable equivalent)	3.72%	3.63%
Net interest margin (fully taxable equivalent)	4.03%	4.07%
Return on average assets	1.39%	1.40%
Return on average equity	10.98%	11.25%
Basic earnings per share	$0.68	$0.64
Diluted earnings per share	0.68	0.64

For the Nine Months Ended September 30

Net interest income	$14,748	$14,282
Net income	5,505	5,261

Net interest spread (fully taxable equivalent)	3.71%	3.64%
Net interest margin (fully taxable equivalent)	4.05%	4.08%
Return on average assets	1.38%	1.39%
Return on average equity	11.04%	11.51%
Basic earnings per share	$1.99	$1.92
Diluted earnings per share	1.99	1.90

As of September 30

Total Assets	$534,557	$514,867
Total loans receivable	358,354	359,482
Allowance for loan losses	5,513	4,663
Total deposits	398,652	382,863
Stockholders' equity	68,443	63,736
Trust Assets under management	109,253	99,042

Book value per share	$24.79	$23.07
Equity to total assets	12.80%	12.38%
Allowance to total loans receivable	1.54%	1.30%
Nonperforming loans to total loans	1.02%	0.88%
Nonperforming assets to total assets	0.82%	0.73%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	Sept 30	June 30	March 31	Dec 31	Sept 30
	2010	2010	2010	2009	2009
ASSETS
Cash and due from banks	$9,057	$6,168	$7,945	$6,498	$8,769
Interest-bearing deposits with banks	7,696	25,374	14,672	7,857	280
Federal funds sold	3,000	3,000	3,000	3,000	3,000
Cash and cash equivalents	19,753	34,542	25,617	17,355	12,049

Securities available for sale	139,308	141,245	125,653	130,577	126,349
Securities held to maturity	169	169	168	708	708
Loans receivable (net of unearned Income)	358,354	353,933	357,587	363,474	359,482
Less: Allowance for loan losses	5,513	5,421	5,362	5,453	4,663
Net loans receivable	352,841	348,512	352,225	358,021	354,819
Investment in FHLB stock	3,538	3,538	3,538	3,538	3,538
Bank premises and equipment, net	5,012	5,061	5,126	5,189	5,258
Foreclosed real estate owned	748	382	392	392	562
Other assets	13,188	13,131	13,798	13,916	11,584
TOTAL ASSETS	$534,557	$546,580	$526,517	$529,696	$514,867

LIABILITIES
Deposits:
Non-interest bearing demand	$66,331	$63,408	$60,144	$59,821	$63,600
Interest-bearing deposits	332,321	344,355	331,512	331,652	319,263
Total deposits	398,652	407,763	391,656	391,473	382,863
Other borrowings	62,530	67,378	64,781	68,803	62,553
Other liabilities	4,932	4,673	4,977	4,949	5,715
TOTAL LIABILITIES	466,114	479,814	461,414	465,225	451,131

STOCKHOLDERS' EQUITY	68,443	66,766	65,103	64,471	63,736

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$534,557	$546,580	$526,517	$529,696	$514,867

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	30-Sep	30-Jun	31-Mar	31-Dec	30-Sep
Three months ended	2010	2010	2010	2009	2009
INTEREST INCOME
Loans receivable, including fees	$5,266	$5,218	$5,410	$5,428	$5,382
Securities	1,115	1,141	1,221	1,283	1,297
Other	14	18	11	11	1
Total Interest income	6,395	6,377	6,642	6,722	6,680

INTEREST EXPENSE
Deposits	1,031	1,102	1,199	1,411	1,433
Borrowings	445	443	446	484	481
Total Interest expense	1,476	1,545	1,645	1,895	1,914
NET INTEREST INCOME	4,919	4,832	4,997	4,827	4,766
PROVISION FOR LOAN LOSSES	250	150	330	1,100	140
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,669	4,682	4,667	3,727	4,626

OTHER INCOME
Service charges and fees	587	570	523	622	614
Income from fiduciary activities	121	93	86	91	99
Net realized gains (losses) on sales of securities	161	64	155	40	90
Gains on sale of loans and servicing rights	3	130	75	185	42
Gain on sale of deposits	0	0	0	-	-
Earnings and proceeds on life insurance	96	96	102	913	102
Other	67	63	61	74	71
Total other income	1,035	1,016	1,002	1,925	1,018

OTHER EXPENSES
Salaries and employee benefits	1,657	1,572	1,615	2,009	1,611
Occupancy, furniture and equipment , net	388	408	394	360	367
Foreclosed real estate owned	3	13	16	288	130
FDIC insurance assessment	121	118	118	93	133
Other	943	1,065	1,017	952	933
Total other expenses	3,112	3,176	3,160	3,702	3,174

INCOME BEFORE TAX	2,592	2,522	2,509	1,950	2,470
INCOME TAX EXPENSE	702	704	712	148	695
NET INCOME	$1,890	$1,818	$1,797	$1,802	$1,775

Basic earnings per share	$0.68	$0.66	$0.65	$0.65	$0.64

Diluted earnings per share	$0.68	$0.66	$0.65	$0.65	$0.64

Book Value per share	$24.79	$24.16	$23.52	$23.25	$23.07

Return on average equity	10.98%	11.03%	11.10%	11.09%	11.25%
Return on average assets	1.39%	1.36%	1.38%	1.39%	1.40%

Net interest spread	3.71%	3.64%	3.79%	3.55%	3.63%
Net interest margin	4.03%	3.96%	4.14%	3.96%	4.07%

Allowance for loan losses to total loans	1.54%	1.53%	1.50%	1.50%	1.30%
Net charge-offs to average loans (annualized)	0.18%	0.10%	0.47%	0.34%	0.06%
Nonperforming loans to total loans	1.02%	1.06%	1.12%	1.38%	0.88%
Nonperforming assets to total assets	0.82%	0.76%	0.83%	1.02%	0.73%